                                  EXHIBIT 32.1

                           CERTIFICATION OF PRINCIPAL
                          EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Bekem Metals, Inc. on Form
10-QSB for the quarter ended June 30, 2006, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned, Marat
Cherdabayev, Principal Executive Officer of the Company, certify, pursuant to 18
U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of
2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 14, 2006                                 /s/ Marat Cherdabayev
                                                     Marat Cherdabayev,
                                                     Principal Executive Officer